DASAN Zhone Solutions Enabling the Connected World at Light Speed

Forward-Looking Statements This communication contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are based on current expectations, estimates, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions are intended to identify forward-looking statements. These risks and uncertainties include, without limitation, statements that refer to: the ability of Zhone to obtain required stockholder or other approvals required to consummate the transaction; the satisfaction or waiver of other conditions to closing in the merger agreement; unanticipated difficulties or expenditures relating to the transaction; the response of business partners and competitors to the announcement of the transaction; potential difficulties in employee retention as a result of the announcement and pendency of the transaction; legal proceedings that may be instituted against Zhone and others related to the transaction; projections of earnings, revenues, costs or other financial items; anticipated growth and trends in Zhone’s business or key markets; future growth and revenues from Zhone’s Single Line Multi Service (SLMS) products; Zhone’s ability to refinance or repay its existing indebtedness prior to the applicable maturity date; future economic conditions and performance; anticipated performance of products or services; plans, objectives and strategies for future investments and operations; and other characterizations of future events or circumstances. Readers are cautioned that actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause such a difference include, but are not limited to, the ability to generate sufficient revenue to achieve or sustain profitability, the ability to raise additional capital to fund existing and future operations or to refinance or repay Zhone’s existing indebtedness, defects or other performance problems in Zhone’s products, the economic slowdown in the telecommunications industry that has restricted the ability of Zhone’s customers to purchase its products, commercial acceptance of Zhone’s SLMS products in its core and FiberLAN businesses, intense competition in the communications equipment market from large equipment companies as well as private companies with products that address the same networks needs as Zhone’s products, and higher than anticipated expenses that Zhone may incur. For a further list and description of such risks and uncertainties, see the reports filed by Zhone with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this communication. Zhone disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise. © 2016 Zhone – Proprietary and Confidential 2

DASAN Zhone Solutions Bringing together two world-class companies focused on access technologies, dedicated to quality products and exceptional customer experience © 2016 DASAN – Proprietary and Confidential 3

DASAN Zhone Solutions DASAN • Founded in 1993 • Based in Seoul, Korea • Global Sales and Support • Korea, China, Vietnam and India based R&D • Global leader in Fiber Access • Large customers in Korea, India, Japan, Taiwan, and Vietnam Zhone • Founded in 1999 • Based in Oakland, CA • Global Sales and Support • US based R&D • US Manufacturing • Global leader in Fiber Access • Large customers in US, CALA, Europe, and MEA © 2016 DASAN – Proprietary and Confidential

DASAN’s Largest Customers © 2016 DASAN – Proprietary and Confidential

Zhone’s Largest Customers 6 © 2016 DASAN – Proprietary and Confidential

DASAN Zhone Solutions 7 © 2016 DASAN – Proprietary and Confidential

DASAN Zhone Solutions • Headquartered in Oakland, CA • Publicly traded company • Global engineering, support and manufacturing • Anticipated revenue of over $250M a year and 700 employees • With over 800 customers including some of the most progressive and innovative carriers in the world 8 © 2016 DASAN – Proprietary and Confidential

DASAN Zhone Solutions’ Focus 9 © 2016 DASAN – Proprietary and Confidential

DASAN Zhone Solutions Focus (Targeted Total $48B Global Market) • Broadband Access (Targeted $10B Global Market) • Develop and support fiber and copper access technologies delivering multi-gigabit speed enabling today and tomorrow’s connected world • Mobile Backhaul (Targeted $10B Global Market) • Provide backhaul and fronthaul solutions to mobile operators enabling a new level of manageability, flexibility, performance and cost • Ethernet Switch (Targeted $20B Global Market) • Deliver carriers a cost effective and easy to use Ethernet switching platform for today’s networks enabling a migration to tomorrow’s Network • Passive Optical LAN (Same as above) • Deploy enterprise networks with a new level of cost, power, space and cooling efficiencies enabling ultra high bandwidth to the desktop • Software Defined Network (Targeted $7.8B Global Market) • Simplify carrier operations by enabling rapid deployment of new applications and services 10 © 2016 DASAN – Proprietary and Confidential

DASAN Zhone Solutions
Broadband Access



Customer
Access
Edge
Core
Fiber
H665
4200
2428
2700
H680GW
GEPON 10GEPON
GPON 2.5G
V8106
GPON, XGPON NGPON2
Active Ethernet
MXK-F
V6924
Core
Copper
H370W
6729-W1
6718-W1-EUB
G.FAST
V5916
POTS
VDSL
MXK
V6924

DASAN Networks
© 2016 Zhone – Proprietary and Confidential 11
ZHONE

DASAN Zhone Solutions
Mobile Back and Fronthaul



Access
Aggregation
Metro
Core
Backhaul
Fronthaul
BTS/ NodeB / LTE/ Wifi
M1200
M1200
M1200
Fiber
Microwave
Free space Optics
M2400
M2400
M3200
Ethernet/MPLS
Ethernet/MPLS/PBB
M3200
M3200
Evolved
Packet
Core
M4104
CWDM/
CPRI
M4104
CWDM/
CPRI
M4122
CPRI
CRAN

DASAN Networks

ZHONE

DASAN Zhone Solutions
Ethernet Switch



Access
Edge
CORD
Core
Ethernet
WIFI
V2808G
V6824XG
V6924C(100G Switch)
V2024G
V5624G
10G
V6924C(100G Switch)
POE
W125
V5648GP
V5648GP
W7300
AP Controller
4096 APs Manageable

DASAN Networks

ZHONE

DASAN Zhone Solutions
Passive Optical LAN


Access
Edge
Core
Ethernet
WIFI
2804D
2600
2804P
2804P
2700
POE
W125
The APOLAN (Association for Passive Optical LAN) is a non-profit organization composed of manufacturers, distributors, integrators, and consulting companies who are actively involved in the Passive Optical LAN marketplace. - http://www.apolanglobal.org/
association for passiveopticalLAN
3M
CORNING
IBM
leidos
TE
tellabs
ZHONE
MXK-F
Core
W7300
AP Controller
4096 APs Manageable

DASAN DASAN Networks

ZHONE

DASAN Zhone Solutions
Software Defined Network


Access
Edge
Core
Fiber
Copper
Backhaul
Fronthaul
Ethernet
WIFI
GPON, GEPON,
10GEPON, XGPON,
NGPON2
VDSL, POTS,
G.FAST
SDN Controllers
100G
100G
Packet
Core
IP/MPLS/PBB
CWDM CPRI
Ethernet/MPLS
CRAN
100G
1GE
1GE
10GE
10GE
POE
PON

DASAN Networks
© 2016 Zhone – Proprietary and Confidential 15
ZHONE

DASAN Zhone Solutions • Global Company • Broad Product Portfolio • Strong Leadership • Phenomenal Growth Opportunity • Financial Viability 16 © 2016 DASAN – Proprietary and Confidential

Additional Information about the Merger and Where to Find It This communication is being made in respect of the proposed transaction involving Zhone. The proposed issuance of Zhone common stock to DASAN Networks under the merger agreement will be submitted to Zhone’s stockholders for their consideration. In connection with the transaction, Zhone will file a proxy statement with the Securities and Exchange Commission (SEC). This communication does not constitute a solicitation of any vote or proxy from any stockholder of Zhone. INVESTORS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS OR MATERIALS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed to Zhone’s stockholders. In addition, the proxy statement and other documents will be available free of charge at the SEC’s internet website, www.sec.gov. When available, the proxy statement and other pertinent documents also may be obtained free of charge at Zhone’s website, www.zhone.com, or by directing a written request to Zhone at 7195 Oakport Street, Oakland, California 94621, Attention: Secretary. Zhone and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transaction. Information regarding Zhone’s directors and executive officers is detailed in the proxy statements and Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q previously filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Additional information regarding the direct and indirect interests of Zhone’s directors and executive officers in the proposed transaction may be obtained by reading the proxy statement and other relevant documents or materials relating to the proposed transaction when they become available.